SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                        (Amendment No. )
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                    Filed by the Registrant                 / X /
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           Filed by a party other than the Registrant       /   /
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CHECK THE APPROPRIATE BOX:
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/   /     Preliminary Proxy Statement
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/   /     Confidential, for Use of the Commission Only (as
----      permitted by Rule 14a-6(e) (2))

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/ X /     Definitive Proxy Statement
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/   /     Definitive Additional Materials
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/   /     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----      Sec. 240.14a-12

       PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
                 PUTNAM MANAGED HIGH YIELD TRUST
                   PUTNAM MASTER INCOME TRUST
                PUTNAM TAX-FREE HEALTH CARE FUND
        (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

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/ X /     No fee required
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/   /     Fee computed on table below per Exchange Act Rule 14a
----      6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

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/   /     Fee paid previously with preliminary materials.
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/   /     Check box if any part of the fee is offset as provided
----           by Exchange Act Rule 0-11(a)(2) and identify the
          filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM MASTER INCOME TRUST
PUTNAM TAX-FREE HEALTH CARE FUND

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 4.

WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY STATEMENT, AND EITHER FILL OUT YOUR PROXY CARD, AND RETURN IT TO US VIA THE MAIL, OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                   (PUTNAM LOGO APPEARS HERE)
                    BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman                                     1
Notice of Shareholder Meeting                                   2
Trustees' Recommendations                                       4

PROXY CARD ENCLOSED

If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.
A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. You can also choose to vote your proxy via the Internet. We are asking for your vote on the following matters: (1) fixing the number of Trustees and electing your fund's Trustees; and (2) ratifying the selection of your fund's independent auditors.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions on the Internet or complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing and Internet instructions are on the proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                              Sincerely yours,


                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM MASTER INCOME TRUST
PUTNAM TAX-FREE HEALTH CARE FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT
TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF
THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam Convertible Opportunities and
Income Trust, Putnam Managed High Yield Trust, Putnam Master
Income Trust and Putnam Tax-Free Health Care Fund:

The Annual Meeting of Shareholders of your fund will be held on October 7, 1999 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES.  SEE
     PAGE 6.

2.   RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
     AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR.  SEE
     PAGE 32.

3.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.

By the Trustees

George Putnam, Chairman
John A. Hill, Vice Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   John H. Mullin, III
Hans H. Estin                       Robert E. Patterson
Ronald J. Jackson                   George Putnam, III
Paul L. Joskow                      A.J.C. Smith
Elizabeth T. Kennan                 W. Thomas Stephens
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS IN
THESE MATERIALS RELATING TO INTERNET VOTING SO YOU WILL BE
REPRESENTED AT THE MEETING.
July 20, 1999
PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION; SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST, PUTNAM MANAGED HIGH YIELD TRUST, PUTNAM MASTER INCOME TRUST AND PUTNAM TAX-FREE HEALTH CARE FUND for use at the Annual Meeting of Shareholders of each fund to be held on October 7, 1999, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see page 2).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.a. (In the case of Putnam Managed High Yield Trust, Putnam
     Master Income Trust and Putnam Tax-Free Health Care Fund)
     FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE
     ELECTION OF ALL NOMINEES;

1.b. (In the case of Putnam Convertible Opportunities and Income
     Trust) FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE
     ELECTION OF CLASS A NOMINEES; and

2.a. (In the case of Putnam Convertible Opportunities and Income
     Trust, Putnam Managed High Yield Trust and Putnam Tax-Free
     Health Care Fund) FOR RATIFYING THE SELECTION OF
     PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF
     YOUR FUND.

2.b. (In the case of Putnam Master Income Trust) FOR RATIFYING
     THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF
     YOUR FUND.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on July 9, 1999 are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Annual Meeting, the proxy, and the Proxy Statement are being mailed to shareholders of record on or about July 26, 1999.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal. Voting by one fund does not affect the other fund.

THE PROPOSALS

I.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The Board Policy Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM MASTER INCOME TRUST
PUTNAM TAX-FREE HEALTH CARE FUND

The Board Policy Committee of the Trustees of your fund recommends that the number of Trustees be fixed at fifteen and that you vote for the election of the nominees described below.
Each nominee is currently a Trustee of your fund and of the other
Putnam funds.

PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST

The Trustees of Putnam Convertible Opportunities and Income Trust are classified into three classes of Trustees, as is reflected below. Only the Class A Trustees, whose current terms expire at the time of the Annual Meeting, are nominated for election. The nominees for Class A Trustees are Jameson Adkins Baxter, Hans H. Estin, Paul L. Joskow, Lawrence J. Lasser and William F. Pounds, and each is described below. Each Class A Trustee is also a Trustee of the other Putnam funds.

The Board Policy Committee of the Trustees of your fund recommends that the number of Trustees be fixed at fifteen and that you vote for the election of each of the Class A nominees.

JAMESON ADKINS BAXTER
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    NOMINEE FOR CLASS A TRUSTEE OF PUTNAM CONVERTIBLE
  OPPORTUNITIES AND INCOME TRUST

Ms. Baxter, age 55, is the President of Baxter Associates, Inc., a management consulting and private investment firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, MB Financial, Inc., Ryerson Tull and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; Chair of the Board of Governors of Good Shepherd Hospital; and Vice Chair of the National Center for Nonprofit Boards. Ms. Baxter is a graduate of Mount Holyoke College.

HANS H. ESTIN
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    NOMINEE FOR CLASS A TRUSTEE OF PUTNAM CONVERTIBLE
  OPPORTUNITIES AND INCOME TRUST

Mr. Estin, age 70, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Corporation Member of The Schepens Eye Research Institute; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

JOHN A. HILL
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS B TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Mr. Hill, age 57, is a Vice Chairman of the Trustees. He is the Chairman and Managing Director of First Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.
Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, TransMontaingne Oil Company, a refined oil product pipeline and distribution company and various private companies controlled by First Reserve Corporation. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.

RONALD J. JACKSON
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS B TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Mr. Jackson, age 55, retired as Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, in 1993, a position which he held since 1990. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel. Mr. Jackson is a graduate of Michigan State University Business School.

PAUL L. JOSKOW*
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    NOMINEE FOR CLASS A TRUSTEE OF PUTNAM CONVERTIBLE
  OPPORTUNITIES AND INCOME TRUST

Dr. Joskow, age 52, is Elizabeth and James Killian Professor of Economics and director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology. He has published three books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. Dr. Joskow currently serves as a Director of the New England Electric System, a public utility holding company, State Farm Indemnity Company, an automobile insurance company, and the Whitehead Institute for Biomedical Research, a non-profit research institution. He has been President of the Yale University Council since 1993.

Dr. Joskow is active on industry restructuring, environmental, energy, competition, and privatization policies and has served as an advisor to governments and corporations around the world.

Dr. Joskow is a graduate of Cornell University and Yale
University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.

ELIZABETH T. KENNAN
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS B TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Dr. Kennan, age 61, is President Emeritus of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history, published numerous articles, and directed the postdoctoral programs in Patristic and Medieval Studies.

Dr. Kennan currently also serves as a Director of Bell Atlantic, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations. Dr. Kennan is a graduate of Mount Holyoke College, the University of Washington, and St. Hilda's College, Oxford University, and holds several honorary doctorates.

LAWRENCE J. LASSER*
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    NOMINEE FOR CLASS A TRUSTEE OF PUTNAM CONVERTIBLE
  OPPORTUNITIES AND INCOME TRUST

Mr. Lasser, age 56, is a Vice President of your fund and each of the other Putnam funds. He has been the President, Chief
Executive Officer and a Director of Putnam Investments, Inc. and
Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and the United Way of Massachusetts Bay. He is a Member of the Board of Trustees of the Museum of Fine Arts in Boston, The Council on Foreign Relations, and a Member of the Board of Governors and Executive Committee at the Investment Company Institute. He is also a Trustee of the Beth Israel\Deaconess Medical Center in Boston and the Vineyard Open Land Foundation. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

JOHN H. MULLIN, III
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS C TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Mr. Mullin, age 58, is Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber activities and farming. Prior to establishing Ridgeway Farm, Mr. Mullin was a Managing Director of Dillon, Read & Co. Inc., an investment banking firm.

Mr. Mullin currently serves as a Director of ACX Technologies, Inc., a company engaged in the manufacture of industrial ceramics and packaging products; Alex. Brown Realty, Inc., a real estate investment company and The Liberty Corporation, a company engaged in the life insurance and broadcasting industries. Mr. Mullin previously served as a Director of Dillon, Read & Co. Inc., Adolph Coors Company, Crystal Brands, Inc., Fisher-Price, Inc., Mattel, Inc. and The Ryland Group, Inc. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.

ROBERT E. PATTERSON
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS B TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Mr. Patterson, age 54, is the President and a Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust. Prior to February, 1998 he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which managed real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center, a Trustee of SEA Education Association and a
Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

WILLIAM F. POUNDS
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    NOMINEE FOR CLASS A TRUSTEE OF PUTNAM CONVERTIBLE
  OPPORTUNITIES AND INCOME TRUST

Dr. Pounds, age 71, is a Vice Chairman of the Trustees. He was a Professor of Management at the Massachusetts Institute of Technology Alfred P. Sloan School of Management from 1961 through
1998, and is currently a Professor Emeritus.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., North American Management Corp., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Vice President and Trustee of the Museum of Fine Arts, Boston; and a Fellow of The American Academy of Arts and Sciences. He previously served as Senior Advisor to the Rockefeller Family and as President and Chief Executive Officer of Rockefeller Financial Services, Inc. and as a Director of Fisher-Price, Inc., General Mills, Inc., and an Overseer of WGBH Educational Foundation. Dr. Pounds is a graduate of Carnegie-Mellon University.

GEORGE PUTNAM*
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS C TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Mr. Putnam, age 72, is the Chairman of the Trustees and President of your fund and each of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of Freeport Copper and Gold, Inc., a mining and natural resources company and Houghton Mifflin Company, a major publishing company. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation, and the Museum of Fine Arts, Boston, the New England Aquarium and College of the Atlantic; an Overseer of the Museum of Science in Boston, and Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.

GEORGE PUTNAM, III*
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS B TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Mr. Putnam, age 47, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society and The Boston Family Office, L.L.C., a registered investment advisor that provides financial advice to individuals and families. He is also a Trustee of the SEA Education Association and St. Mark's School. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. SMITH*
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS C TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Mr. Smith, age 65, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp.; a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, and the U.S. Chamber of Commerce; a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University; and a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

W. THOMAS STEPHENS
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS C TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Mr. Stephens, age 56, is the President and Chief Executive
Officer of MacMillan Bloedel Limited, a forest products and building materials company.

In 1996, Mr. Stephens retired as Chairman of the Board of
Directors, President and Chief Executive Officer of Johns
Manville Corporation. He also served as Executive Vice President and Chief Financial Officer of Manville. In total, Mr. Stephens had 27 years of experience with Manville and its predecessor companies.

Mr. Stephens serves as a Director for Qwest Communications, a fiber optic and communication system supplier and New Century
Energies, a public utility company. Mr. Stephens is a graduate of the University of Arkansas.

W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

*    NOMINEE FOR TRUSTEE OF PUTNAM MANAGED HIGH YIELD TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM MASTER INCOME TRUST
*    NOMINEE FOR TRUSTEE OF PUTNAM TAX-FREE HEALTH CARE FUND
*    CLASS C TRUSTEE OF PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST

Mr. Thorndike, age 66, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Cabot Industrial Trust, Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser that manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.
----------------------------
* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds.

     Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Joskow is not currently an "interested person" of your fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc. a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.

All the nominees of Putnam Master Income Trust were elected by the shareholders in October 1998 and all the nominees of Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund were elected by the shareholders in December 1998. The 15 nominees for election as Trustees of each of Putnam Managed High Yield Trust, Putnam Master Income Trust and Putnam Tax-Free Health Care Fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 15 for your fund.

As described above, only the Class A Trustees of Putnam Convertible Opportunities and Income Trust, whose current terms expire at the time of the shareholder meeting, are nominated for election; the other Trustees of the fund will continue to serve under their current terms. The terms for the Class B Trustees will expire at the fund's 2000 annual meeting of shareholders and the terms of the Class C Trustees will expire at the fund's 2001 annual meeting. Each of the fund's Class A Trustees was elected by the shareholders in December 1996, except for Mr. Joskow who was elected by the Trustees in November 1997. Each of the Class B Trustees was elected by the shareholders in December 1997.
Each of the fund's Class C Trustees was elected by the shareholders in December 1998.

The five nominees of Putnam Convertible Opportunities and Income Trust who receive the greatest number of votes will be elected Class A Trustees of the fund. Each Class A Trustee will be elected to a three year term expiring at the fund's 2002 annual meeting of shareholders. Each Trustee of Putnam Convertible Opportunities and Income Trust serves until the expiration of his or her term and until his or her successor is elected and qualified.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 113 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $82 million. The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.
SHARE OWNERSHIP BY TRUSTEES

                          NUMBER OF SHARES OWNED AS OF MAY 14, 1999 OF:
TRUSTEES              Year      All         Putnam         Putnam      Putnam    Putnam
                     first     Putnam    Convertible    Managed High   Master   Tax-Free
                    elected    funds    Opportunities   Yield Trust    Income    Health
                       as       (1)       and Income                   Trust      Care
                    Trustee                 Trust
                     of the
                     Putnam
                     funds
Jameson A. Baxter     1994                     320          418          135      383
                              126,599
Hans H. Estin         1972                     260          158          842      138
                               34,862
John A. Hill          1985                   1,600          100          1,500    100
                              201,398
Ronald J. Jackson     1996                   200(2)        200(2)       200(2)   200(2)
                              149,059
Paul L. Joskow        1997                     100          100          100      100
                               23,145
Elizabeth T.          1992                   141(3)        175(3)       150(3)   149(3)
Kennan                         27,481
Lawrence J. Lasser    1992                     100          100          100      100
                              443,281
John H. Mullin,       1997                     100          100          100      100
III                            43,458
Robert E Patterson    1984                     200          200          300      100
                               77,294
William F. Pounds     1971                     200          500          500      335
                              338,409
George Putnam         1957    1,985,24    20,419(4)         1,242      2,965      1,021
                                 2
George Putnam, III    1984                20,500(5)         500          500      500
                              523,992
A.J.C. Smith          1986                   100(6)        200(6)       200(6)   200(6)
                               61,487
W. Thomas Stephens    1997                     100          100          100      100
                              110,476
W. Nicholas           1992                     141          172          195      147
Thorndike                      81,349

(1)  These holdings do not include shares of Putnam money market funds.
(2) Mr. Jackson has shared investment power and shared voting power with respect to such shares.
(3) Dr. Kennan is the custodian of a trust which owns all of these shares and in which she has no economic interest.
(4) Mr. Putnam has shared investment power and shared voting power with respect to 20,000 of these shares.
(5) Mr. Putnam, III has shared investment power and shared voting power with respect to 20,000 of these shares.
(6) Mr. Smith has shared investment power and shared voting power with respect to such shares.

     As of May 14, 1999, the Trustees and officers of Putnam Convertible Opportunities and Income Trust, Putnam Managed High Yield Trust, Putnam Master Income Trust and Putnam Tax-Free Health Care Fund owned a total of 24,481, 4,266, 7,887, and 3,673 shares, respectively of each fund comprising less than 1% of the outstanding shares of such fund on that date.

WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

     C    by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

     C    by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

     C    by discussing with senior management of Putnam Management
       steps being taken to address any performance deficiencies;

     C    by reviewing the fees paid to Putnam Management to ensure
       that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

     C    by monitoring potential conflicts between the funds and
       Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     C    by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These currently include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication, Service and Marketing Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Brokerage and Custody Committee, which reviews matters relating to custody of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit and Pricing Committee, which reviews procedures for the valuation of securities, the funds' accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Board Policy Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel and which is responsible for selecting nominees for election as Trustees, and the Closed-end Funds and Variable Trust Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund and funds sold through variable annuity products.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1998, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by each fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 1998:

PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)
Jameson A. Baxter           $717              $158          $ 95,000        $207,000(4)
Hans H. Estin                634               307            95,000         182,500
John A. Hill (5)             652               121           115,000         200,500(4)
Ronald J. Jackson            704                98            95,000         200,500(4)
Paul L. Joskow               634                19            95,000         180,500(4)
Elizabeth T. Kennan          695               171            95,000         200,500
Lawrence J. Lasser           624               128            95,000         178,500
John H. Mullin, III          644                28            95,000         180,500(4)
Robert E. Patterson          631                94            95,000         181,500
William F. Pounds (5)        649               344           115,000         215,000
George Putnam                624               345            95,000         179,500
George Putnam, III           631                62            95,000         181,500
A.J.C. Smith                 615               209            95,000         176,500
W. Thomas Stephens           631                26            95,000         181,500(4)
W. Nicholas Thorndike        651               244            95,000         182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2)  Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)  As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)  Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM MANAGED HIGH YIELD TRUST
COMPENSATION TABLE
                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)
Jameson A. Baxter           $678               $151          $ 95,000             $207,000(4)
Hans H. Estin                635                310            95,000              182,500
John A. Hill (5)             673                132           115,000              200,500(4)
Ronald J. Jackson            677                113            95,000              200,500(4)
Paul L. Joskow               635                 27            95,000              180,500(4)
Elizabeth T. Kennan          666                178            95,000              200,500
Lawrence J. Lasser           629                135            95,000              178,500
John H. Mullin, III          654                 41            95,000              180,500(4)
Robert E. Patterson          630                 97            95,000              181,500
William F. Pounds (5)        651                348           115,000              215,000
George Putnam                629                339            95,000              179,500
George Putnam, III           632                 65            95,000              181,500
A.J.C. Smith                 547                214            95,000              176,500
W. Thomas Stephens           632                 38            95,000              181,500(4)
W. Nicholas Thorndike        635                254            95,000              182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2)  Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)  As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)  Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM MASTER INCOME TRUST
COMPENSATION TABLE
                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)
Jameson A. Baxter           $956               $173          $ 95,000      $207,000(4)
Hans H. Estin                846                395            95,000       182,500
John A. Hill (5)             836                188           115,000       200,500(4)
Ronald J. Jackson            927                172            95,000       200,500(4)
Paul L. Joskow               836                 52            95,000       180,500(4)
Elizabeth T. Kennan          927                239            95,000       200,500
Lawrence J. Lasser           827                182            95,000       178,500
John H. Mullin, III          836                 78            95,000       180,500(4)
Robert E. Patterson          841                129            95,000       181,500
William F. Pounds (5)        911                441           115,000       215,000
George Putnam                832                413            95,000       179,500
George Putnam, III           841                 87            95,000       181,500
A.J.C. Smith                 814                279            95,000       176,500
W. Thomas Stephens           839                 72            95,000       181,500(4)
W. Nicholas Thorndike        846                337            95,000       182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2)  Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)  As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)  Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM TAX-FREE HEALTH CARE FUND
COMPENSATION TABLE
                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)
Jameson A. Baxter           $574               $129          $ 95,000      $207,000(4)
Hans H. Estin                538                267            95,000       182,500
John A. Hill (5)             582                114           115,000       200,500(4)
Ronald J. Jackson            573                 97            95,000       200,500(4)
Paul L. Joskow               538                 23            95,000       180,500(4)
Elizabeth T. Kennan          564                153            95,000       200,500
Lawrence J. Lasser           532                116            95,000       178,500
John H. Mullin, III          553                 35            95,000       180,500(4)
Robert E. Patterson          534                 84            95,000       181,500
William F. Pounds (5)        571                299           115,000       215,000
George Putnam                532                292            95,000       179,500
George Putnam, III           535                 56            95,000       181,500
A.J.C. Smith                 524                184            95,000       176,500
W. Thomas Stephens           535                 33            95,000       181,500(4)
W. Nicholas Thorndike        538                218            95,000       182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2)  Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)  As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)  Includes additional compensation for service as Vice Chairman of the Putnam funds.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see "Fund
Information," on page 38.

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is, except for a minority stake owned by employees, in turn owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. is a leading professional services firm with risk and insurance services, investment management and consulting businesses.

2A.  RATIFICATION OF INDEPENDENT AUDITORS

   (PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST, PUTNAM
 MANAGED HIGH YIELD TRUST AND PUTNAM TAX-FREE HEALTH CARE FUND)

PRICEWATERHOUSECOOPERS LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

A majority of the votes on the matter is necessary to ratify the selection of auditors. Voting by one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

2B.  RATIFICATION OF INDEPENDENT AUDITORS
     (PUTNAM MASTER INCOME TRUST ONLY)

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit and Pricing Committee of the Board of Trustees unanimously approved the selection of KPMG in June of 1999, and the Trustees unanimously approved such selection in July 1999. Among the country's preeminent accounting firms, this firm also serves as the auditors for several of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

PricewaterhouseCoopers LLP, independent accountants, has previously served as the independent auditors for your fund. PricewaterhouseCoopers LLP resigned as independent auditors in July, 1999. Neither of its reports on the financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. There have been no disagreements between PricewaterhouseCoopers LLP and your fund on any matter of accounting principles and practices, financial statement disclosure, or auditing scope or procedure.

The change in audit firms reflects the Trustees' decision to continue their policy of having two audit firms serve the Putnam funds. In the past, the two firms were Price Waterhouse LLP and Coopers & Lybrand L.L.P. These firms merged in July, 1998.

A majority of the votes on the matter is necessary to ratify the selection of auditors. Voting by one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

QUORUM AND METHODS OF TABULATION. The shareholders of each fund vote separately with respect to each proposal. In the case of Putnam Convertible Opportunities and Income Trust, Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). In the case of Putnam Master Income Trust, thirty percent of the shares entitled to vote-present or represented by proxy-constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders may have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through the vendor. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote via the Internet, you will need the 14-digit "control" number that appears on your proxy card. To use the Internet, please access the Internet address found on your proxy card on the World Wide Web. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $2,000 for each fund plus reasonable out-of-pocket expenses for mailing and phone costs.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy, by recording later-dated voting instructions via the Internet or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING. It is currently anticipated that each fund's next annual meeting of shareholders will be held in October 2000. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before March 29, 2000. Shareholders who wish to make a proposal at the 2000 annual meeting-other than one that will be included in your fund's proxy materials-should notify the fund no later than June 12, 2000. If a shareholder who wishes to present a proposal fails to notify his fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FUND INFORMATION

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND PRICING AND BOARD POLICY COMMITTEES. The voting members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit and Pricing Committee currently consists of Messrs. Estin, Joskow, Putnam, III (Chairman and without vote), Smith (without vote), Stephens and Dr. Kennan. The Board Policy Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Board Policy Committee currently consists of Dr. Kennan (Chairperson), Messrs. Hill, Patterson, Pounds and Thorndike.

OFFICERS AND OTHER INFORMATION. In addition to George Putnam and
Lawrence J. Lasser, the officers of each fund are as follows:

PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President   1995
Patricia C. Flaherty (52)  Senior Vice President      1995
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1995
Gordon H. Silver (52)      Vice President             1995
Ian C. Ferguson (42)       Vice President             1997
Brett C. Browchuk (36)     Vice President             1995
Thomas V. Reilly (52)      Vice President             1995
Edward T. Shadek, Jr.(38)  Vice President             1997
Stephen Oristaglio (43)    Vice President             1998
Edward H. D'Alelio (47)    Vice President             1998
Charles G. Pohl* (38)      Vice President             1998
Kevin Rogers* (54)         Vice President             1999
Richard A. Monaghan** (44) Vice President             1999
John R. Verani (60)        Vice President             1995
-----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

PUTNAM MANAGED HIGH YIELD TRUST
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President   1993
Patricia C. Flaherty (52)  Senior Vice President      1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1993
Gordon H. Silver (52)      Vice President             1993
Ian C. Ferguson (42)       Vice President             1998
Brett C. Browchuk (36)     Vice President             1998
Stephen Oristaglio (43)    Vice President             1998
Edward H. D'Alelio (47)    Vice President             1993
Jennifer E. Leichter* (38) Vice President             1993
Rosemary Thomsen* (38)     Vice President             1999
Richard A. Monaghan** (44) Vice President             1999
John R. Verani (60)        Vice President             1993
-----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

PUTNAM MASTER INCOME TRUST
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President   1989
Patricia C. Flaherty (52)  Senior Vice President      1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1987
Gordon H. Silver (52)      Vice President             1990
Ian C. Ferguson (42)       Vice President             1997
Brett C. Browchuk (36)     Vice President             1998
Stephen Oristaglio (43)    Vice President             1998
Edward H. D'Alelio (47)    Vice President             1998
David L. Waldman* (33)     Vice President             1997
Robert M. Paine* (35)      Vice President             1999
D. William Kohli* (38)     Vice President             1994
Richard A. Monaghan** (44) Vice President             1999
John R. Verani (60)        Vice President             1987
-----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

PUTNAM TAX-FREE HEALTH CARE FUND
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President   1992
Patricia C. Flaherty (52)  Senior Vice President      1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1992
Gordon H. Silver (52)      Vice President             1992
Ian C. Ferguson (42)       Vice President             1998
Brett C. Browchuk (36)     Vice President             1998
Stephen Oristaglio (43)    Vice President             1998
Jerome Jacobs (40)         Vice President             1997
Blake Anderson* (42)       Vice President             1994
Richard A. Monaghan** (44) Vice President             1999
John R. Verani (60)        Vice President             1992
-----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., Messrs. Putnam, Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

ASSETS AND SHARES OUTSTANDING OF YOUR FUND
AS OF JULY 2, 1999

NET ASSETS:

Putnam Convertible Opportunities and Income Trust $88,794,711
Putnam Managed High Yield Trust                   $92,333,868
Putnam Master Income Trust                       $426,280,801
Putnam Tax-Free Health Care Fund                 $197,484,624

SHARES OUTSTANDING AND AUTHORIZED TO VOTE:

Putnam Convertible Opportunities and
    Income Trust                             3,712,567 shares
Putnam Managed High Yield Trust              7,507,107 shares
Putnam Master Income Trust                  53,095,749 shares
Putnam Tax-Free Health Care Fund            13,807,168 shares

5% BENEFICIAL OWNERSHIP:

Putnam Convertible Opportunities
  and Income Trust                                       None
Putnam Managed High Yield Trust                          None
Putnam Master Income Trust                               None
Putnam Tax-Free Health Care Fund                         None





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PUTNAM INVESTMENTS

     The Putnam Funds
     One Post Office Square
     Boston, Massachusetts 02109
     Toll-free 1-800-225-1581
                                                  53966  7/99

PUTNAM INVESTMENTS                                          LOGO

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3.   Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Convertible Opportunities and Income Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

_________________________________________________________________
Name

_________________________________________________________________
Street

_________________________________________________________________
City                              State           Zip

_________________________________________________________________
Telephone


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR CLASS A TRUSTEES AND FOR THE
OTHER PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Class A Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin,
     P.L. Joskow, L.J. Lasser and W.F. Pounds.

/ / FOR fixing the number of Trustees at fifteen and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE: If you have questions on any of the proposals, please call 1-800-225-1581.

PUTNAMINVESTMENTS                                          LOGO


FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3.   Enter the 14-digit control number printed on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM MANAGED HIGH YIELD TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed High Yield Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

_________________________________________________________________
Name

_________________________________________________________________
Street

_________________________________________________________________
City                              State           Zip

_________________________________________________________________
Telephone


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
PUTNAMINVESTMENTS                                          LOGO


FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to www.proxyweb.com
3.   Enter the 14-digit control number on your proxy card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM MASTER INCOME TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Master Income Trust on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

_________________________________________________________________
Shareholder sign here                      Date

_________________________________________________________________
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.



_____________________________________________________________
Name
_________________________________________________________________
Street

_________________________________________________________________
City                              State           Zip

_________________________________________________________________
Telephone


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, RE Patterson, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       KPMG LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.


NOTE:  If you have questions on any of the proposals, please call 1-800-225-1581.
PUTNAMINVESTMENTS                                          LOGO


FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at http://Putnam.proxyvoting.com Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS ON THE INTERNET

1.   Read the proxy statement.
2.   Go to http://Putnam.proxyvoting.com
3.   Enter the 14-digit control number printed to the right.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
PROXY CARD.

THIS IS YOUR PROXY CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on October 7, 1999 for PUTNAM TAX-FREE HEALTH CARE FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Tax-Free Health Care Fund on October 7, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                         Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

_________________________________________________________________
Name
_________________________________________________________________
Street
_________________________________________________________________
City                              State           Zip
_________________________________________________________________
Telephone


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, RE Patterson, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE: If you have questions on any of the proposals, please call 1-800-225-1581.